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                                                                   EXHIBIT 10(p)


                               GENERAL AGENCY AGREEMENT

    THIS AGREEMENT is made effective March 1, 1993 between the Insurance Companies subscribing hereto, (collectively hereinafter referred to as "the Company") and Warrantech Automotive, Inc., 300 Atlantic Street, Stamford, Connecticut 06901 (hereinafter referred to as the "General Agent".)

    WITNESSETH: In consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

1.  APPOINTMENT:   Subject to the terms and conditions of this Agreement, the
                   General Agent is hereby appointed to solicit, bind, write and administer insurance as expressly set forth in Addendum
                   A to this Agreement. The General Agent hereby accepts such appointment, and agrees to perform faithfully the duties thereof to the best of its knowledge, skill and judgment.

2.  TERMS          The word "Agreement" herein shall be
    OF THE         understood to include any and all
    AGREEMENT:     Addenda attached in accordance with the terms and conditions herein specified.

3.  TERRITORY:     The territory within which the General Agent shall operate is as defined in Addendum A. Such territory is not assigned exclusively to the General Agent. General Agent and Company have agreed to certain rights of first refusal as contained in the Securities Purchase Agreement, dated as of July 1, 1991, among Warrantech Corporation, Joel San Antonio,
                   William Tweed, Jeffrey T. White, and American International
                   Group, Inc.

4.  RELATIONSHIP:  Nothing herein contained shall be construed to create the relation of employer and employee between the General Agent and the Company or between the Company and any of the General Agent's employees or representatives. It is the express intent of the parties hereto that the General Agent is not an employee of the Company for any purpose, but is an independent contractor for all purposes and in all situations. The General Agent shall not represent that he is an employee of the Company, nor shall he in any manner hold himself out to be an employee of the Company.

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                   The General Agent shall be free to exercise independent
                   judgment as to the place and manner of soliciting insurance and servicing policyholders; however, the General Agent shall perform its duties at all times in accordance with this Agreement.

5.  AUTHORITY OF   The General Agent shall have no power or
    THE GENERAL    authority other than as granted and set
    AGENT:         forth herein and no other or greater power shall be implied from the grant or deal of powers specifically mentioned herein. The General Agent shall have no power or authority on lines of business other than those set forth in the attached Addendum A.

6.  ADMINISTRA-
    TIVE SERVICES  The General Agent shall perform the
    OF THE         following administrative services on behalf
    GENERAL AGENT  of the Company:


                   A. Assist Company to develop underwriting and Producer Guidelines and modifications thereof for the underwriting program, to be approved by the Company in writing prior to use, which use shall include advertising, program implementation, and binding insurance coverage.

                   B.   Process applications for insurance.

                   C.   Collect and account for premises.

                   D. Rate, quote and issue policies of insurance, and certificates of insurance consistent with Company's rate, rule and form filings made or adopted in writing by Company, and the authority granted herein, as well as to provide policy information services for insureds.

                   E. The General Agent shall have no authority to make modifications in underwriting or binding coverage not already approved by Company in Addenda, Underwriting Guideline or related manual without prior written approval of Company.

                   F. Develop and maintain proper underwriting files on behalf of Company which become the property of Company, except as to the ownership of expirations which are the

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                        property of the General Agent if the General Agent has
                        paid all monies owed to Company if the General Agent has performed faithfully all duties set forth in this Agreement.

                   G. Use best efforts and good faith to achieve an underwriting profit on all business placed with Company.

                   H. Provide proper and timely cancellation or non-renewal notice to policyholders, certificate holders and regulatory bodies as required by the policy, and statute or regulation, any regulatory order or by the Company.

                   I. Remit premiums received net of the compensation due to General Agent, according to the provisions of the Paragraph entitled "Premiums", below.

7.  LIMITATION     In addition to any other Limitations expressly
    OF             or impliedly contained in this Agreement,
    AUTHORITY:     any exhibits or addendum thereto or any Underwriting
                   Guideline, bulletin or instruction which may be issued from time to time by the Company to General Agent, the General
                   Agent has no authority to act as outlined below:

                   A. Make, accept or endorse notes or otherwise incur any liability which is not incurred in the ordinary course of business of the General Agent on behalf of the Company, pursuant to the terms and conditions of this Agreement.

                   B. Waive a forfeiture or issue a guaranty on behalf of the Company other than as permitted expressly in writing by the Company.

                   C. Extend the time for the payment of premiums or other monies due the Company.

                   D. Institute, prosecute, defend or maintain any legal proceedings in connection with any matter pertaining to the Company's business, except as may be otherwise authorized in the Agreement and Addenda thereto.

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                   E.   Directly or indirectly solicit, sell, offer, bind,
                        issue, or deliver any insurance at any reduction or deviation from the rates, terms or conditions specified therefor by the Company, and shall adhere strictly to the rates and forms promulgated and filed by the Company.

                   F. Transact business in contravention of the rules and regulations of any Insurance Department and/or other governmental authorities having jurisdiction of the subject matters embraced within this Agreement; all instructions issued by the Company; and the applicable laws of any jurisdiction concerned.

                   G. Hold himself out as an agent of the Company in any other manner, or for any other purpose than is specifically prescribed in this Agreement.

                   H.   Waive premium payment.

                   I.   Withhold any monies or property of the Company.

                   J.   Offer or pay any rebate of premium.

                   K. Negotiate or place any reinsurance on behalf of Company or any insurance company represented by Company whether such reinsurance is elective or required by the Underwriting Guidelines.

                   L. Bind coverage subsequent to effective date without prior written approval of Company, except during the fifteen (15) day period after the coverage effective date but only if the insured has warranted in writing that there are no known losses. Provided, that a policy may cover Service Contracts issued prior to the effective date of the Policy if the VSCs are issued to current model vehicles and if the Insured warrants no known losses.

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                   M.   Effect or authorize a flat cancellation more than
                        thirty (30) days after the effective date without prior written approval of Company. In the event of such flat cancellation, the General Agent shall document the existence of substituted coverage or other reasons why Company has no liability for payment of loss while coverage was in force.

                   N. The General Agent shall not reinstate policies or certificates cancelled by Company for other than non-payment of premium without the prior written approval of Company.

                   O. The General Agent shall have no authority to assign or delegate its rights and duties hereunder or to appoint sub-agents for Company without prior written approval of Company, although the General Agent may employ other entities to assist it in the performance of its duties under this Agreement.

                   P. The General Agent may endorse checks payable to Company or any insurance company represented by Company.

                   Q. The General Agent shall not bind coverage hereunder if the General Agent is aware that the risk was previously declined or cancelled by any office of the Company, its affiliates or subsidiaries, without disclosing such prior declination or cancellation to the Company.

8.  CLAIMS         A.   Except as may otherwise be authorized in an Addendum
    AUTHORITY:          to this Agreement, the General Agent shall have no
                        authority to investigate, defend, approve or deny any Claim made against the Company or an insurance company represented by the Company or under any policy issued pursuant to this Agreement and the General Agent shall have no authority to assign an adjuster or attorney to investigate or defend any claims.

                   B. The General Agent agrees to give Company prompt written notice of any claim,

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                        demand, action, suit or proceeding raised, brought,
                        threatened, made or commenced against the Company or an insurance company represented by Company that relates to any matter to which the provisions of this Agreement shall apply.

                   C. The General Agent agrees to cooperate fully in the investigation and adjustment of all claims against insurance companies represented by Company and on policies issued pursuant to this Agreement.

                   D. The General Agent agrees to send to offices designated by Company copies of all binders, policies, endorsements and evidence of cancellations within thirty (30) days of the effective date of such binder, policy, endorsement or cancellation.


                        [PARAGRAPH 9 HAS BEEN REDACTED AND FILED SEPARATELY AS PART OF A CONFIDENTIALITY REQUEST WITH THE COMMISSION.]


10. ADVERTISING         The General Agent shall use no advertising
       AND              material, prospectus, proposal, or
    REPRESEN-           representation, either in general or in
    TATION:             relation to a particular policy of the Company, or use
                        its name or the name or concerning any of its affiliates or member companies, or associated companies, unless furnished by the Company or until the consent of the Company thereto in writing shall have first been secured. Such approval shall not in any event be construed as charging or binding the Company to bear any part of the cost or expenses thereof. The
                        General Agent shall not issue or circulate any illustration, circular, statement or memorandum of any sort misrepresenting the terms, benefits, or advantages of any policy issued by the Company or make any misleading statement as to the financial security of the Company.

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11. RULES AND           The General Agent shall comply with and
    REGULATIONS:        be bound by all of the Underwriting Guides, rules,
                        bulletins, manuals or other written instructions issued by the Company now in force as they hereafter may be amended or supplemented, and all applicable laws and regulations of the appropriate jurisdiction.

12. LICENSING           A.   The General Agent warrants that it
       AND                   now has and shall maintain during
    COUNTER-                 the term of this Agreement the
    SIGNATURE                license or licenses necessary to
    REQUIREMENTS:            place the business described in this Agreement.
                             In the event the General Agent will comply with licensing laws by utilizing the license of a principal, director, officer, or employee then
                             General Agent promises, warrants and guarantees that the licenses will comply with all requirements of this Agreement and specifically with this Paragraph. The General Agent is responsible for all damages, penalties, fines and liabilities incurred by said parties and for which the Company is responsible to the same extent as if the applicable license was held directly by the General Agent. In the event that any license the General Agent utilizes to fulfill the requirements of the Agreement expires, terminates or is suspended for any reason, this Agreement terminates automatically and the Company may avail itself of any rights provided under the paragraph entitled "Termination."

                             The General Agent shall be responsible to assure that all business is properly countersigned. The General agent shall be responsible for and pay any necessary countersignature expense. The Company shall not be responsible for payment of any countersignature expense.


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13. PREMIUMS:           A.   The General Agent agrees to pay Company all
                             insurance charges and all premiums on business produced by the General Agent on behalf of Company, whether or not collected by the General Agent from insured. General Agent does not possess the funds collected for any other reason. All such premiums received by the General Agent pursuant to this Agreement shall be held by the General Agent in a fiduciary capacity as trustee for Company. The privilege of taking commissions from premium monies received by the General Agent shall not be construed as an alteration of this fiduciary capacity.

                        B. All monies received on behalf of the Company shall be promptly deposited in a fiduciary account in a bank which is a member of the Federal Reserve System, and shall be invested in the following types of accounts and/or instruments and no other: demand accounts, time accounts and certificates of deposit. General Agent will cooperate with Company if Company attempts to perfect a security interest in the account and/or instrument. The General Agent shall not commingle any premium monies collected pursuant to this Agreement with operating funds or funds held by the General Agent in any other capacity. The General Agent must procure and maintain a fiduciary account dedicated to funds held for policies written for the Company and its affiliates. The General Agent may retain any interest or income earned from such investments. Withdrawals from bank accounts must be in accordance with the laws of the various states and this Agreement. The net amounts due to Company shall be forwarded to Company, as described in this Agreement.

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                        C.   The General Agent shall submit to Company all
                             binders, policies, endorsements and cancellations within twenty five (25) days of the issue date of the binder, policy, endorsement or cancellation, respectively.

                        D. The General Agent shall submit to Company a detailed and itemized monthly Account Current of all premiums written and premium adjustments made (whether additional or return) with respect to all business and transactions received and processed in that month not later than the twenty-fifth day of the subsequent month. For example, binders, policies, monthly reports and endorsements received and processed in December accounting are to be reported no later than January 25. However, the Company shall have the privilege, exercisable at its option, of preparing the Account Current. Provided, that General Agent shall have the right to accept business up to ninety (90) days after the business effective date and place the business on the Account Current up to (90) days after the business effective date.

                        E. Premiums on each binder, policy or transaction are due within twenty-five (25) days after the end of the month in which the binder, policy or transaction was received and processed.
                             Additional premiums developed by adjustments are due within twenty-five (25) days after the end of the month in which policy, binder, or transaction was received and processes. General Agent will issue binders, policies and endorsements for the purpose of providing coverage to Automotive Dealers for VSCs they may issue. The issuance of a VSC is an event that requires reporting and payments of premiums under Company's policy(ies).

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                        F.   The General Agent agrees to provide Company with
                             all pertinent statistical information as requested by Company in the form required by Company within a reasonable time.

                        G. The General Agent shall be responsible for conducting a quality assurance program for all premium, accounting and statistical reports and all policy transactions to assure compliance with all terms of this Agreement and reconciliation procedures.

                        H. If the General Agent is delinquent in either accounting for or payment of monies due to Company, then Company may, by written notice to the General Agent, avail itself of any remedies contained in this Agreement, and specifically the remedy contained in Section 20, Termination.

                        I. The Company may offset any balance or balances due from the General Agent under this Agreement with any balance Company holds due the General Agent.

14. BOOKS,              The General Agent shall keep complete and
    ACCOUNTS,           and accurate records of the business
    AND RECORDS:        transacted by him under this Agreement, including but
                        not limited to all policy and premium records during the term of this Agreement and for seven (7) years thereafter and shall forward to the Company such reports of said business as the Company may prescribe.
                        The General Agent shall be responsible for retaining all policy and premium records on behalf of Company in hard copy form, microfilm and/or other generally accepted information storage medium, as well as in any reasonable back-up form requested by Company for the period described above. The Company shall have the right to examine said books, files and records at any time and to make such records as it may deem necessary.
                        All books, accounts, or other documents relating to the

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                        business of the Company, except computer software
                        systems, are the property of the Company whether paid for by it or not. The books and accounts of the Company shall be accepted as full and final evidence in all matters relating to this Agreement.

                        The provisions of this Section, which are binding upon the parties subsequent to the termination of this Agreement, shall survive such termination until all obligations are finally discharged.

                        Company may examine all books and records of the General Agent shall forward to Company all supplies and policy files pertaining to the terminated Underwriting Program and shall return all unused policy forms with an accounting of all such policies provided to the General Agent.

15. CURRENCY:           Unless otherwise specified in the Addenda to this
                        Agreement, all transactions will be reported and paid in U.S. dollars.


16. EXPENSES:           [THIS PARAGRAPH HAS BEEN REDACTED AND FILED SEPARATELY
                        AS PART OF A CONFIDENTIALITY REQUEST WITH THE
                        COMMISSION.]

                        The General Agent shall not charge or commit the Company to any expense, agreement, payment, debt or obligation other than the insurance expressly described in the Addenda hereto which the General Agent is authorized to write.

17. SUPPLIES:           The ownership of all books, supplies, undelivered
                        policies, or other property furnished by the Company to the General Agent shall be vested in the Company, and these shall be delivered to the Company or its authorized representatives immediately upon the termination or cancellation of this Agreement or at any time upon the request of the Company. The General
                        Agent agrees, without expense to the Company, to surrender the same peaceably. The General Agent has no authority to release blank policy or certificate supplies to sub-brokers or sub-agents. The General
                        Agent must keep a policy register an all voided policies must be returned to the Company every thirty
                        (30) days.

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18. COMPANY'S           The Company shall have the right at any
    RIGHT TO            time to cancel or non-renew any policies
    CANCEL OR           or contracts of insurance issued by the
    NON-RENEW:          General Agent under this Agreement.  The Company
                        reserves the right to withdraw authority at any time from the General Agent by written notice effective immediately to solicit, bind, or write any one or more particular lines or classes of insurance and to decline to accept any particular risk or class of risk.

19. COMPENSATION:       Subject to the provisions hereof, the General Agent's
                        sole remuneration for all services that the General
                        Agent may perform for the Company shall be its commissions at the rates set forth on the attached
                        Addendum A.


                        [TWO PARAGRAPHS REDACTED AND FILED SEPARATELY AS PART OF A CONFIDENTIALITY REQUEST FILED WITH THE COMMISSION.]


20. TERMINATION:        Either party hereto shall have the right at any and all
                        times to terminate this Agreement by written notice specifying the effective date of termination, which shall be not less than one hundred twenty (120) days thereafter, such notice to be by certified mail, return receipt requested, to the other party at its address hereinabove set forth. Any such termination shall not affect the rights and obligations of the parties hereto as to transactions, acts, or things done by either party prior to the effective date of termination.

                        This Agreement shall terminate automatically in the event that reinsurance purchased by Company, which Company considers to be an integral part of the underwriting program, has been restricted or cancelled by reinsures, in which case, General Agent has thirty
                        (30) days to replace the reinsurer(s) cancelled, subject to the approval of the Company of their terms and conditions.

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                        In the event General Agent fails to replace the
                        reinsurer(s) to Company's satisfaction, then this Agreement is deemed cancelled as of the thirty days after cancellation by reinsurer(s). At the Company's option this Agreement may be terminated immediately upon notice to General Agent in the event of (1) suspension or revocation of the General Agent's license by any insurance regulatory authority but this provision shall apply only to the state(s) or jurisdiction(s) in which the suspension or revocation occurs, however Company may investigate to determine whether the violation occurred within other states and is so, may suspend General Agent in those other states which have initiated proceedings to revoke the applicable license; (2) the commission of a fraudulent act or illegal conduct by General Agent; (3) the General Agent becoming insolvent or bankrupt or committing an act of bankruptcy or making an assignment for the benefit of creditors; (4) the General Agent's intentional violation of the Underwriting Guidelines or rules of the Company in connection with the underwriting program involved or intentionally violates any provision of this Agreement; (5) a material or significant change in the ownership of the General Agent that may influence a material change in General Agent's business practices or procedures or that may materially increase Company's potential liability under this Agreement, as may be determined in the sole discretion of Company; (6) the execution of an agreement of sale, transfer or merger of Agent without transfer or merger of Agent without prior notice to and consent of Company. (7) the willful misappropriation by General Agent of funds or property of Company; (8) The willful or grossly wanton and willful commission of any act or omission determined by the Company to be detrimental to its best interest.

                        At the option of the Company, this Agreement may be terminated in the event

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                        of (1) a negligent misapplication or misdirection by
                        General Agent of funds or property of the Company; (2) the General Agent's negligent failure to act in compliance with the Underwriting Guidelines or rules of the Company in connection with the underwriting program involved; (3) the General Agent failing to remit premiums when due; or (4) the General Agent negligently commits a violation of or allows non-performance of any other provision of this Agreement not provided for above; PROVIDED HOWEVER, that the Company shall permit the General Agent to rectify such breach, or non-performance, or violation or any act or violation of this paragraph within ten (10) business days after receipt of written notice from Company or, where cure would take longer, to commence to cure within (5) business days and continues in good faith to cure thereafter, to Company's satisfaction. The period for General Agent to cure is thirty (30) days unless otherwise agreed to by the Company in writing.

                        Upon termination of this Agreement, unless otherwise stipulated by the Company the General Agent shall account to the Company for all premiums or other transactions unaccounted for at the time of termination or arising thereafter with respect to insurance covered by this Agreement.

                        If this Agreement is terminated and the General Agent has paid to Company all monies owing to the Company, the expirations on business written pursuant to this Agreement shall remain the property of the General Agent. If the General Agent is in default on the payment of monies to the Company under the terms of this Agreement for any reason, any and all expirations or other business shall become the property of the Company upon the termination of this Agreement. The General Agent shall receive no commissions for premiums which the General Agent fails to collect and which the Company collects but the

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                        General Agent shall receive credit for the premium in
                        their mutual account.

                        All termination provisions of this Paragraph are subject to the law of the jurisdiction applicable to this termination.

                        After the effective date of termination of this Agreement, the General Agent shall neither issue any new policies nor bind any new insurance on behalf of the Company, nor extend, renew or increase the Company's liability on any existing policy or binder, but at the Company's option and except as aforesaid, all of the General Agent's powers and authorities and all of the rights and obligations of the parties hereto, including the collection of premiums and the accounting of premiums and commissions and settling of all balances, shall remain in full force and effect until all liabilities of the Company under all policies issued by the General Agent hereunder are finally discharged. Company retains the right to cancel or non-renew any policy written by the General Agent for any reason permitted by law.

                        If Company terminates this Agreement and all Addenda under paragraphs 1 & 4 of Section 20 ("Termination") and by doing so terminates the binding and underwriting of automobile warranties and/or automobile warranty insurance for all programs provided by Administrator, then Company shall allow a one-year grace period for Administrator to continue to bind and underwrite for the Company. The grace period will not limit Company's right to choose a different Administrator for all or part of the grace period to provide claims administration, or binding and/or underwriting automobile warranties and/or automobile warranty insurance.

                        After the end of the one-year grace period, any and all right, option, power or authority to solicit, bind, or write automobile warranties and/or automobile warranty insurance held by Administrator shall cease and shall be of no further force and effect. Authority to perform claims administration is covered by Addendum B.

21. INDEMNIFI-          The General Agent agrees to indemnify and
    CATION:             save the Company, its affiliates and subsidiaries and
                        their officers, directors, and employees harmless from any damage and against any liability for loss, cost, expenses, fines, penalties, including punitive or exemplary damages and all cost of defense: (i) resulting from any act, error or omission, whether intentional or unintentional, by the General Agent and its officers, directors, employees, and its sub-producers, related to or which arise out of the business covered by this Agreement, except for those acts, or omissions requested or authorized in writing by Company, or (ii) resulting from any obligation, act or transaction created or performed by the General
                        Agent in violation of, in excess of, or in contravention of the power and authority of the General
                        Agent set forth in this Agreement.

                        The General Agent will choose defense counsel for all lawsuits hereunder, subject to approval of the counsel of the Company and defend itself and the General Agent will pay all expense. The Company shall decide in its sole opinion whether claims or suits may be settled. However, if General Agent agrees to pay a settlement and if Company refuses to agree, Company shall pay all further attorneys' fees if the lawsuit settles for a greater amount than what General Agent agreed to.

                        The General Agent expressly authorizes the Company without precluding the Company from exercising any other remedy it may have, to charge against all compensation due or to become due to the General Agent under this Agreement any monies paid or liabilities incurred by the Company by reason of any occurrence described herein. The Company shall provide General Agent with written notice if the Company intends to exercise its rights hereunder.

22. ASSIGNMENT:         No assignment of this Agreement, or of any commissions
                        or fees hereunder shall be valid unless authorized in advance in writing by the Company. Every assignment shall be subject to any indebtedness and obligation of the General Agent that may be due or become due at any time.

23. AMENDMENT:          This Agreement cannot be amended by any subsequent
                        practices or courses of dealing by the parties inconsistent herewith. No oral agreement or representation concerning this Agreement or the General
                        Agent's relationship to the Company shall be binding on the Company. Any amendment to this Agreement must be in writing and signed by an officer of the Company and General Agent. If Company proposes an amendment,
                        Company must give General Agent fifteen (15) days' written notice.

24. NOTICE:             All notices required or permitted to be given hereunder
                        shall be in writing and shall be given as follows:

                        A.   If given by the Company:

                             Mailed by certified mail to the General Agent at its address: 300 Atlantic Street, Stamford, Ct. 06901, Attention: Chief Executive Officer with copies to Warrentech Automotive, Inc., 150 WestPark Way, Euless, TX. 76040 Att: General Counsel, and to Newman, Tannenbaum, Helpern, Syracuse and Hirschtritt, 900 Third Avenue, New York, New York 10022 or to such other address as the General Agent may have previously specified to the Company in writing; or

                        B.   If given by the General Agent:

                             Mailed by certified mail, to the Company's office as hereinabove specified and copy to American International Group, Inc., Attn: General Counsel, 70 Pine Street, 27th Floor, New York, NY 10270

25. SERVICE                  In the event any legal process or
    OF                       notice is served on the General Agent
    PROCESS:                 in a suit or proceeding against the Company, the
                             General Agent shall forthwith forward such process or notice to American International Group, Inc. at 70 Pine Street (General Counsel), City of New
                             York, County of New York, State of New York 10270, by Registered Mail.

                             In the event any legal process or notice served on the Company in a suit or proceeding against the General Agent, the Company shall forthwith forward such process or Notice to 300 Atlantic Street, Stamford, Ct. 06901, Attention: Chief Executive Officer, with copies to Warrentech Automotive, Inc., 150 WestPark Way, Euless, Tx. 76040 Att:
                             General Counsel, and to Newman, Tannenbaum,
                             Helpern, Syracuse and Hirschtritt, 900 Third
                             Avenue, New York, New York 10022.

26. WAIVER:                  No waiver or modification of this Agreement shall
                             be effective unless it be in writing and signed by a duly authorized officer of the Company and General Agent. The failure of the Company to enforce any provision of this Agreement shall not constitute a waiver by the Company of any such provision. The past waiver of a provision by the Company shall not constitute a course of conduct or a waiver in the future of that same provision.

27. CHOICE OF                The laws of New York shall govern all
    LAWS, VENUE,             matters concerning the validity,
    JURISDICTION:            performance, and interpretation of
                             this Agreement. The Venue for any action in law or equity between the parties shall be designated exclusively as the Supreme Court of the State of New York, County of New York. The parties consent to the jurisdiction of the Supreme Court of the State of New York for any action between the parties in law or equity.

28. DIVISIBILITY:            If any separable provision hereof shall be held to
                             be invalid, or unenforceable under the laws or Insurance Department regulations now or hereafter in effect in the jurisdiction governing this Agreement, such invalidity or unenforceability shall not affect any other provisions hereof.

29. REGULATORY               The General Agent shall forward
    NOTICES:                 promptly to the Company all correspondence
                             pertaining to this Agreement received from any government regulatory agency.

30. MERGER:                  This instrument with Addenda attached embraces the
                             entire Agreement between the parties and supersedes all previous Agreements entered into between the parties hereto, and any prior statements, agreements or representations between the parties are merged herein.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in duplicate.



                           INSURANCE COMPANIES SUBSCRIBING
                                   THIS AGREEMENT


______________________________         ______________________________

         (Date)                                  (Name)


_____________________________               ______________________________
                                                 (Title)



                                       ______________________________
                                                 (Name)


                                       ______________________________
                                                 (Title)



                                       NEW HAMPSHIRE INSURANCE
                                         COMPANY
                                       (Name of Company)


                                       _______________________________
                                                 (Address)

Subscribed and sworn to before me this _____ day of _______________, 19___.

    My commission Expires:


                                       _______________________________
                                                 (Notary Public)



_______________________________        ________________________________
                   (Date)                             (Name)

                                       ________________________________
                                                      (Title)

                                       ________________________________
                                                      (Name)

                                       ________________________________
                                                      (Title)

                                       ILLINOIS NATIONAL
                                         INSURANCE COMPANY
                                       --------------------------------
                                       (Name of Company)


                                       ________________________________
                                                 (Address)

Subscribed and sworn to before me this ___ day of ___________, 19___.

    My commission Expires:             ________________________________


                                       ________________________________
                                                 (Notary Public)

    _______________________            ________________________________
         (Date)                                       (Name)

                                       ________________________________
                                                      (Title)

                                       AMERICAN HOME ASSURANCE
                                       -----------------------
                                       COMPANY
                                       -----------------------
                                       (Name of Company)

                                       ________________________________
                                                 (Address)

Subscribed and sworn to before me this ___ day of _________, 19___.

    My commission Expires:             _______________________________.

                                       _______________________________
                                                 (Notary Public)

__________________________             _______________________________
         (Date)                                       (Name)

                                       _______________________________
                                                 (Title)

____________________________           _______________________________
         (Date)                                  (Name)

                                       _______________________________
                                                 (Title)

                                       NATIONAL UNION FIRE INC.
                                         COMPANY OF LOUISIANA
                                       -------------------------------
                                            (Name of Company)

                                       _______________________________
                                                 (Address)

Subscribed and sworn to before me this ____ day of ____________, 19 ____.

    My commission Expires:             _______________________________.

                                       _______________________________
                                                 (Notary Public)

                                FOR THE GENERAL AGENT


_____________________________               _____________________________
         (Date)                                  (Name)

                                       _____________________________
                                                 (Title)

                                       ____________________________
                                                 (Name)

                                       ____________________________
                                                 (Title)

                                       ____________________________
                                            (Name of Company)

                                       ____________________________
                                                 (Address)

Subscribed and sworn to before me this ___ day of ___________,  19___.

    My commission Expires:             ____________________________.


                                       ____________________________
                                                 Notary Public

ADDENDUM A (4 PAGES) REDACTED IN ITS ENTIRETY AND FILED SEPARATELY AS PART OF A CONFIDENTIALITY REQUEST FILED WITH THE COMMISSION.

                                      ADDENDUM B

Effective this 1st day of March,    1994

                                       BETWEEN

NEW HAMPSHIRE INSURANCE COMPANY, AMERICAN HOME ASSURANCE COMPANY, ILLINOIS NATIONAL INSURANCE COMPANY AND NATIONAL UNION FIRE INSURANCE COMPANY OF LOUISIANA of 70 Pine Street, New York, New York 10270 (hereinafter referred to as the "Company"), and Warrantech Automotive, Inc. whose principal offices are at 300 Atlantic Street, Stamford, Connecticut 06901, (hereinafter collectively referred to as the "Administrator").

WITNESSETH
    In consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

APPOINTMENT
    Subject to the terms, conditions and restrictions of this Agreement, the Administrator is hereby appointed to perform all administrative services for the servicing of and claim adjustments regarding the Company's Policies providing coverage for claims involving Warrantech Automotive Vehicle Service Contract Programs as defined therein.

The effective dates for providing services are as follows:

Warrantech Automotive Vehicle Service Contract - March 1, 1994

TERRITORY
    This Agreement covers services rendered on claims arising from vehicle services contracts coverage from contract holders in the United States and Canada.

DEFINITION OF AGREEMENT
    The word "Agreement" herein shall be understood to include any and all Addenda and Exhibits attached in accordance with the terms and conditions herein supplied. Any amendment to this Agreement shall be in writing and signed by an officer of the parties.

RELATIONSHIP
    Nothing herein contained shall be understood to create the relationship of employer and employee between the Administrator and the Company or between the Company and any of the Administrator's employees or representatives. It is the express intent of the parties hereto that the Administrator is an independent contractor for all purposes in all situations and it is not an employee of the Company for any purpose.

COOPERATION
    The Administrator and the Company agree to cooperate fully regarding this Agreement.

AUTHORITY OF THE ADMINISTRATOR
    The Administrator shall have no power or authority, other than for those powers expressively granted and set forth herein. No other or greater power shall be implied from the grant or denial of powers specifically mentioned herein.

DUTIES OF THE ADMINISTRATOR
    The Administrator is hereby authorized and obligated to perform the following services for the Company:

1) Administrator will provide those claim services as are set forth in paragraph 2. below (the "Basic Services") with respect to any claims made under any of Company's policies to which this Agreement applies which (i) involve an actual or alleged loss occurring under Company's policies and
    (ii) are reported to Administrator after the date on which Administrator's Claims Authority under provisions of this Exhibit commences.

2) The Basic Services to be rendered by Administrator with respect to any claims described above ("Claims") shall be the following:

    (a) To establish a file with respect to each Claim in accordance with the instructions set forth by Company.

    (b)  To investigate all Claims.

    (c) To document each claim file by a written chronology of all actions taken with respect to underlying Claim, including but not limited to disbursements.

    (d)  To furnish all claim forms necessary for proper Claims administration.

    (e) To adjust compromise, settle, or resist all Claims and Lawsuits within the discretionary settlement authority limit of Administrator as hereinafter set forth ("Authority Limit").

    (f) To adjust, settle or resist Claims in excess of the Authority Limit only with the express prior approval of Company.

    (g) To retain and then destroy files for each Claim in accordance with the File Retention and Destruction Policy set forth in Client instructions.

    (h) To provide Company by the twenty-fifth (25th) day of each month with a monthly automated EDP claims file in a format with data elements prescribed by Company for all claim transactions completed during the month.

3) Subject to the other provisions of this Agreement below, Administrator will provide the Basic Services with respect to all Claims for so long as and until each Claim shall have been paid or until, in the opinion of Administrator and Company, Company shall have no further liability therefor.

4) Except as may be otherwise provided for in this Agreement, Company reserves the right to assume at its own expense the control and handling of any Claim at any time, and Administrator agrees to deliver promptly any Claim file to Company which it may request. Claim files are subject to the review by Company and its employees and authorized agents during Administrator's regular business hours.

5) In addition to notifying Company, Administrator shall maintain a record of complaints ("complaints record") made by or through any person or governmental or regulatory body. This record will document for each complaint, the name of both the policyholder and contract holder and state or residence, the name of the repair facility, claim number, identity of person and governmental or regulatory body making complaint, description of grievance, date Administrator received notice of the complaint, description of action taken by Administrator in response to complaint, date complaint resolved and indication that record will be provided to Company at the end of each calendar quarter.

6) Administrator will maintain a "suit log" consisting of the following entries for each suit received: Name of policyholder and contact holder, name of repair facility, claim number, name of plaintiff(s), name of plaintiff(s), attorney, name of defendant(s), court in which suit is filed, date suit filed, date of service on agent, name of defense attorney, and date defense counsel enters appearance.

7) Administrator will use its best efforts to keep abreast of all governmental, regulatory and matters of compliance concerning the investigation, settlement and defense of auto warranty claims and will, use its best efforts to ensure that Administrator is in compliance with these requirements.

    [PARAGRAPH 8 REDACTED AND FILED SEPARATELY AS PART OF A CONFIDENTIALITY REQUEST WITH THE COMMISSION]


9) In the event any governmental agency, broker, agent or customer should contact General Agent for any reason with respect to any claim (except for routine contact not in the nature of a complaint), General Agent agrees to notify Company promptly of the nature of such communication and, if the communication is in writing, General Agent shall send Company, a copy thereof. In addition, General Agent must keep a log of all complaints, including status, disposition and classify each complaint by type.


    [PARAGRAPHS 10 AND 11 REDACTED AND FILED SEPARATELY AS PART OF A CONFIDENTIALITY REQUEST WITH THE COMMISSION]



PAYMENT OF CLAIMS AND ALLOCATED LOSS EXPENSES

1) Administrator will make all payments with respect to Claims and pay all Allocated Loss Expenses (as defined in paragraph 2 below).


    [PARAGRAPH 2 REDACTED AND FILED SEPARATELY AS PART OF A CONFIDENTIALITY REQUEST WITH THE COMMISSION]


2) Unallocated loss adjustment expense, such as the salaries, benefits, travel overhead of Administrator are not reimbursable to Administrator by Company.

    Administrator warrants 1) that the Administrator has adequately trained and staffed the personnel designated to perform the duties herein undertaken and 2) that Administrator has established and would maintain adequate facilities, supplies and equipment which will enable the Administrator to satisfactorily perform the duties herein undertaken. In every manner the Administrator shall use its best efforts to serve the Company faithfully, promoting and safeguarding the Company's best interest at all times.

LIMITATION OF AUTHORITY
    EXCEPT AS MAY BE OTHERWISE AGREED TO IN WRITING, the Administrator shall have no authority to nor shall represent itself as having such authority, nor shall do any of the follows:

    (a)  Appoint agents, sub-agents and/or sub-administrators;

    (b)  Make any agreements with any persons on behalf of the Company;

    (c) Make any agreements rendering or purporting to render Company liable for the payment and/or re-payment of expenses, commissions or any other sum, besides validly authorized claims payments duly paid out of a Claims Account;


    (d) Make, alter, or discharge any of the terms and conditions of any policy, contract or receipt of the Company;

    (e) Institute, prosecute or maintain any legal proceeding in connection with any matter pertaining to Company's business, except as provided herein.

    (f) Transact business in contravention of the rules and regulations, of any Insurance Department and/or other government authorities having jurisdiction of all subject matters embraced within this Agreement, and all reasonable instructions issued by the Company;

    (g) Hold itself out an Administrator of the Company for any other matter or for any other purpose than specifically prescribed by this Agreement or in agreements regarding other programs which Administrator administer for the Company;

    (h)  Withhold any monies or property of the Company;

    (i)  Offer to pay any rebate;

    (j) Bind, subject or obligate the Company to any single claim liability over $6,000 unless specifically authorized in writing to do so by the Company;

    (k) Issue, utter, write or otherwise make any presentation, statement, promise or warranty of any kind or nature with respect to the business of the Company unless specifically authorized in writing to do so by the Company other than to adjust claims pursuant to this agreement;

    (l) Engage any attorney to represent the Company for any purpose whatsoever without the Company's express written consent.

    (m) Engage any professional expert auto inspector or to contract for lubricant analysis for which the fees or costs exceed four hundred dollars ($400.00) per claim.

CLAIMS FUND
         The Administrator shall fund and open a checking account
         (the "Claims Account") at a bank, or other financial institution, acceptable to the Company for the purpose of issuing payment of losses and loss adjustment expenses for valid claims made under Company's policies. The Claims Account shall be designated and titled so as to be identified as being for the exclusive use of paying valid claims made under Company's policies. Administrator shall provide Company with the bank name, account name and account number of the Claims Account.

         The Administrator shall be responsible for making payments for valid losses and loss adjustment expenses incurred under Company's policies. Administrator shall be custodian of checks to be drawn on the Claims Account and shall exercise the controls necessary to ensure the safety and security of these checks.

    [ONE PARAGRAPH REDACTED AND FILED SEPARATELY AS PART OF A CONFIDENTIALITY REQUEST WITH THE COMMISSION.]

ADVERTISING AND REPRESENTATIONS
    The Administrator shall use no advertising material, prospectus, proposal, or representation, either in general or in relation to a particular Program unless furnished by the Company or until the consent of the Company thereto in writing shall first be secured and cleared by the home office legal staff. Such approval shall not in any event be construed as charging or binding the Company to bear any part of the cost or expense therein. The Administrator shall not issue or circulate any illustration, circular, statements or memorandum of any sort misrepresenting the terms, benefits or advantages of any policy issued by the Company or making any misleading statement concerning the financial security of the Company. Administrator agrees that it will not use the Company's name, logos or trademarks in any materials, without prior written approval of the Company. Use of the Company's logo or trademarks, in conjunction with materials connected with this Program, will in no way be construed to mean that Administrator has acquired any interest in the ownership of or to any of the logos or trademarks of the Company.

    No permission is granted hereby, either express or implied, to Claims Administrator for the use of trade names, trademarks or service marks of Company. Administrator shall Company without their prior written permission.

    Effective July 1, 1994, the Administrator should designate one or more "800 numbers, of a kind and amount acceptable to Company on an exclusive basis. If other appropriate "800" numbers become available in Company's reasonable judgment, Administrator shall reserve the numbers for Company's business. Telephone numbers agreed upon by the parties shall be publicized by Company and Administrator for service in connection with the Policy. Company may grant Administrator permission to use the telephone numbers. While these telephone numbers, as between the parties will be the sole property of Administrator, Company shall have right to have those numbers re-assigned to alternate administrators in the event of a change thereof for any reason in accordance with the Agreement so that consumer materials will not become confusing.

BOOKS, RECORDS AND ACCOUNTS
    The Administrator shall keep full and accurate records of the business transacted under this Agreement and shall forward to Company such reports of said business that Company may prescribe. The Company shall have the right to examine said books anytime during business hours and to make such records as it may deem necessary. All books, accounts or other documents with the exception of computer software and software documentation relating to the Company are the property of the Company whether paid by for it or not. Computer software systems and software documentation shall be the property of the Company only to the extent they are specially paid for by the Company. The books and accounts of the Company shall be accepted in full and final evidence for all matters relating to this Agreement.

    Administrator shall maintain a separate copy of all computer-stored data relating to the Program which shall be available at all times to the Company and can be furnished immediately upon request to Company in the event Company retains a replacement Administrator to process claims and/or run off the business which is the subject of this Agreement. Extraordinary costs (such as reprogramming or reformatting data to be compatible with Administrator's systems), or obtaining a second copy of this computer stored data, shall be borne by the Company.

    The provisions of this section, which are binding upon the parties subsequent to the termination of this Agreement, shall survive such termination until all obligations are finally discharged.

SALVAGE
    All salvage and recoveries are the property of the Company. The expense of recovery of salvage shall be borne by Company. Salvage shall be recovered by Administrator.

STATEMENTS OF ACCOUNTS
    The Administrator shall submit to the Company as agreed after the close of each month, a statement in the form required by the Company of claims paid, denied, and closed during such month, and of claims outstanding but unpaid during such month, giving such reasonable detail as the Company shall require, including salvage, and subrogation recoveries. Such detailed information shall be rendered to Company on or about twenty five (25) days after the close of business each month. A copy of the monthly report that Administrator shall remit to the Company and other reports to be rendered are attached hereby and incorporated herein by reference as Exhibit No. 2.

    Additionally, the Administrator shall render to Company within twenty-five
(25) days after the close of each month, a monthly bordereaux report which shall contain all the information which the Company shall require or consider necessary. The Company may require from time to time for underwriting purposes special reports from the Administrator.

EXPENSES
    The Administrator shall bear and pay all charges and expenses incurred in the business including compensation of the Administrator's employees. Office expenses, and other expenses including postage, license fees, and reporting fees including cost of compliance with this agreement or by law. The Company shall not be responsible for expenses incurred by the Administrator unless provided herein.

    The parties shall indemnify and hold harmless the other, their officers, directors, agents and servants and their affiliates, subsidiaries, divisions and parent and their officers, directors, agents and servants (hereinafter collectively known as "Indemnitees"), any or all of them, against all liability loss, damages, whether punitive, exemplary or compensatory, expense, claims, penalties, fines and reasonable attorney's fees that the Indemnities may incur or suffer, whenever suffered or incurred, by reason of either party defending or prosecuting any suit, action or other proceeding brought in connection with said failure or breach, or in obtaining or attempting to obtain a release of liability in respect thereof, whether or not it be claimed or proven that there was breach of duty, or intentional, or wanton or reckless conduct, or both, and whether or not the damages claimed are punitive or exemplary.

    Each party and both of them shall indemnify and hold harmless the Indemnitees of the other party against all claims, suits, proceedings, liabilities, losses, damages, whether punitive, exemplary or compensatory, costs and expenses whatsoever including reasonable outside attorney's fee arising from any failure of either party to comply with applicable local, state and federal regulations concerning performance of services hereunder, or to pay claims in good faith and in accordance with the Policy, either party shall be released from any liability hereunder to the extent that any such liability results in whole or in part from failures, acts, or omissions of the other party or its Indemnities or from activities at the specific and express written direction of the other party or actions taken upon the basis of incorrect or inaccurate information supplied by the other party.

    Administrator covenants that it will reimburse Indemnitees on demand for or pay over to Indemnitees all sums of money which Indemnitees shall pay or become legally liable to pay by reason of any of the foregoing and will make such payments to Indemnitees as soon as Indemnitees shall become liable therefore, whether or not Indemnitees shall have paid out sums of any part thereof.

    Indemnitees shall have the right to demand that the indemnifying party shall defend any and all suits and investigate and defend all claims whether justified or not, providing only that the suit shall be against the Indemnitees, any or all of them. Any right to indemnification under this Agreement shall be conditioned upon whether Indemnitees give timely written notice to the Indemnifying Party of the claim. Indemnitees shall conduct the defense with counsel of their choice and the other party will pay all reasonable expenses and any judgment or settlement. Either party must act reasonably in agreeing to any judgement or settlement. Either party has the right to be associated in the defense and/or settlement.

    Either party shall indemnify and hold harmless the other party against all claims, suits, proceedings, liabilities, losses, damages, or the punitive, exemplary or compensatory, costs and expenses whatsoever including reasonable outside attorneys' fees when claim is made against either party by a claimant and/or an insured alleging the other party's negligence and/or intentional acts which lead to denial of claimant's and/or insured's claim. In addition, Company shall hold harmless and indemnify Administrator against all claims arising due to the insufficiency of the Claims Account. Either party shall also indemnify and hold harmless the other party against all claims, suits, etc. which arise due to the negligence and/or intentional acts of Indemnifying Party which give arise to a wrongful denial claim. Either party shall have right to defend itself and the other party with the same counsel and to settle any claims upon a reasonable basis. Either party shall have the right to participate in the defense as well as consult in the terms of any settlement and/or judgment.

CONFIDENTIALITY

    a. Business Information of the Parties. In performing obligations pursuant to this Agreement, the parties acknowledge that they may have access to and receive disclosure of certain information relating to both parties, including, but not limited to, marketing philosophy and objectives, competitive advantages and disadvantages, the types of services provided, financial result, the name, address and account numbers of customers, agents, service providers, and a variety of other information and material. Administrator and Company agree that all such information and materials which are disclosed in writing or other tangible form and conspicuously labeled "Confidential" by each party, its directors, officers and other employees, and any third parties with which it contracts, is, and shall be considered, confidential and proprietary. Each party and both of them further agree that it shall:

    (i) protect and preserve the confidential and proprietary nature of all Confidential Information; and require identical safeguards and promises and covenants as herein contained to be present in any contract that either party executes with any contractor;

    (ii) not disclose, give, sell or otherwise transfer or make available, directly or indirectly, any Confidential Information to any third party except as required in the performance hereunder or as required by law;

    (iii) not use the Confidential Information except as expressly provided in this Agreement;

    (iv) to the best of its ability, limit the dissemination of the Confidential Information within its own organization (including contractors) to such individuals whose duties justify the need to know such Confidential Information, and then only provided that there is a clear understanding by such individuals of their obligation to maintain the confidential and proprietary nature of the Confidential Information and to restrict its use solely to the purposes specified herein;

    (v) to the best of its ability, notify each other immediately of any loss or misplacement of records or copies of Confidential Information.

    b. Survival of Confidentiality. All rights, obligations and duties of the parties with regard to Confidential Information shall survive the termination of this Agreement.

    c. Limitation. All obligations and duties of both parties with respect to data processing programs, service providers and systems and cardholder information shall continue indefinitely, but with respect to other Confidential Information, such as business plans, methods, marketing philosophy, etc. shall terminate after two years following the termination of this Agreement for any reason, subject to earlier termination in the event that and to the extent that such Information:

    (i) is developed by a party independently, without reference to any Confidential Information of the other party's;

    (ii) is obtained from a third party authorized to disclose it;

    (iii) becomes a part of the public domain without the fault of the party;

    (iv) is released by the disclosing party to third parties without similar restrictions; or

    (v) is released from such restrictions by the prior written agreement of the disclosing party.

    Provided, that any termination shall not, without Company's written consent, be effective until all claims have been closed.

    e. Administrator shall not acquire by virtue of this Agreement any property or other right, claim or interest, including any patent right or copyright interest, in any of the information, systems, processes, equipment, computer programs, or data of the Company.


TERMINATION
    This Addendum may be terminated by either party in the same way with the same rights and duties as the General Agency Agreement. Both the Agreement and the Addendum must be terminated at the same time; however the provisions for run-off continuation in either can be different. In any event, however Administrator will not be released from performing services under this contract despite any notice of termination until the Company specifically releases the Administrator. The Administrator is responsible for providing a smooth and orderly transition to a new Administrator and will render all services previously rendered at the Company's request for the period deemed necessary by the Company to effect a smooth and orderly transition.

    At any time during the term of Agreement Company may terminate this Agreement on at least thirty (30) days written notice, however, at Company's request, Administrator shall continue to service the needs of the Company for the period deemed necessary by the Company to provide a smooth and orderly transition to a new Administrator. Administrator will be paid at the prevailing contract rate of all services that it renders during these periods.

    In the event of substantial delinquency by the Administrator in the accounting, servicing or adjustment of claims, the Company may suspend the Administrator's authority to perform administrative services on any new business during any period of delinquency upon notice to the Administrator.

APPLICABLE LAW
    This Agreement shall be governed by and construed in accordance with the internal laws and not the laws of conflicts of the State of New York, except to the extent which by law the law of another state must be applied. Jurisdiction and venue for any litigated matter under this Agreement shall be placed with the United State District Court for the Southern District of New York sitting in the County of New York, State of New York at the Foley Square Court House.

ENTIRE AGREEMENT
    This Agreement and the Exhibits hereto and all documents referenced herein and therein constitute the entire Agreement between the parties concerning the subject matter embraced hereto and all prior Agreements, representations, warranties, statements and/or negotiations are superseded hereby.

SEVERABILITY
    If any term or provision of this Agreement shall be found by a court of competent jurisdiction to be illegal or otherwise unenforceable, the same shall not invalidate the whole of this Agreement, but such term or provision shall be deemed modified to the extent in the Court's opinion to render such term or provision enforceable, and rights and obligations of the party shall be construed and enforced accordingly, preserving to the fullest permissible extent the intent and agreements of the parties herein set forth.

AMENDMENT
    Any Amendment to this Agreement must be in writing signed by the party against whom enforcement is sought.

NON-WAIVER
    No delay or failure by either party to exercise any right under this Agreement and no partial or single or multiple exercise of any right under the Agreement shall constitute a waiver of that right or any other right.

HEADINGS
    Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

COUNTERPARTS
    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

ASSIGNMENT AND TRANSFER; SUBCONTRACTING
    Except as expressly stated herein, neither party shall assign or otherwise transfer this Agreement or any of its rights or obligations hereunder; or contract with any third party to perform any of its responsibilities or obligations relating to this Agreement, without the prior written consent of the other party.

NOTICES
    Any notice, request, consent, waiver or other communication required or permitted to be given hereunder shall be effective only if in writing and shall be deemed sufficiently given only if delivered in person or sent by telegram, telex, cable or by certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

         WARRANTECH AUTOMOTIVE, INC.
         300 ATLANTIC STREET
         STAMFORD CONNECTICUT 06901

    cc:  WARRANTECH AUTOMOTIVE, INC.
         150 WESTPARK WAY
         EULESS, TX 76040

    ATT: GENERAL COUNSEL
         -----------------------------

    cc:  NEWMAN, TANNENBAUM, HELPERN, SYRACUSE,
         & HIRSCHTRITT LLP
         900 Third Avenue
         NEW YORK, NEW YORK  10022

If to any insurance company providing coverage hereunder:

    cc:  President
         ___________________________________
         70 Pine Street

         New York, New York 10270

    cc:  Associate General Counsel
         Corporate Law Department
         A.I.G., Inc.
         70 Pine Street, 22nd Floor
         New York, NY 10270  Fax No.  212-514-6894

    or to such other person of address as either party may designate by notice given to the other party as provided herein. Such notice or communication shall be deemed to have been given as of the date so delivered, telegraphed, cabled or if mailed, on the fifth day after mailing in the United States of America

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement to their respective duly authorized officers.


                        DATE:
                              -----------------------

                        WARRANTECH AUTOMOTIVE, INC.

                        By:
                            -------------------------

                        Name:
                             ------------------------

                        Title:
                              -----------------------

                        Date:
                              -----------------------

                    INSURANCE COMPANIES SUBSCRIBING THIS AGREEMENT



----------------             ------------------
    (Date)                        (Name)



                             ------------------
                                  (Title)



                             ------------------
                                  (Name)



                             ------------------
                                  (Title)


                             NEW HAMPSHIRE
                             INSURANCE COMPANY
                             --------------------
                             (Name of Company)



                             --------------------
                             (Address)

Subscribed and sworn to before me
________ of                            , 19

    My commission Expires:
                           -----------


                             --------------------
                             Notary Public

----------------             ------------------
    (Date)                        (Name)



                             ------------------
                                  (Title)



                             ------------------
                                  (Name)



                             ------------------
                                  (Title)


                             ILLINOIS NATIONAL
                             INSURANCE COMPANY
                             --------------------
                             (Name of Company)



                             --------------------
                             (Address)

Subscribed and sworn to before me
________ of                  __________, 19______

    My commission Expires:
                           -----------


                             --------------------
                             Notary Public

----------------             ------------------
    (Date)                        (Name)



                             ------------------
                                  (Title)



                             ------------------
                                  (Name)



                             ------------------
                                  (Title)


                             NATIONAL UNION FIRE
                             INS. COMPANY OF
                             LOUISIANA
                             -------------------
                             (Name of Company)



                             --------------------
                             (Address)

Subscribed and sworn to before me
________ of                  __________, 19______

    My commission Expires:
                           -----------


                             --------------------
                             Notary Public

----------------             ------------------
    (Date)                        (Name)



                             ------------------
                                  (Title)



                             ------------------
                                  (Name)



                             ------------------
                                  (Title)


                             AMERICAN HOME
                             INSURANCE COMPANY
                             --------------------
                             (Name of Company)



                             (Address)

Subscribed and sworn to before me
________ of                  __________, 19______

    My commission Expires:
                           -----------


                             --------------------
                             Notary Public

                                FOR THE GENERAL AGENT




----------------             ------------------
    (Date)                        (Name)



                             ------------------
                                  (Title)



                             ------------------
                                  (Name)



                             ------------------
                                  (Title)




                             ------------------
                              (Name of Company)


                             ------------------
                                  (Address)

Subscribed and sworn to before me
________ of                  __________, 19______

    My commission Expires:
                           -----------


                             --------------------
                             Notary Public

                                      ADDENDUM C

         Effective this 1st day of March, 1994
                                       BETWEEN
         NEW HAMPSHIRE INSURANCE COMPANY, AMERICAN HOME ASSURANCE COMPANY, ILLINOIS NATIONAL INSURANCE COMPANY AND NATIONAL UNION FIRE INSURANCE COMPANY OF LOUISIANA of 70 Pine Street, New York, New York 10270 (hereinafter referred to as the "Company"), and Warrantech Automotive, Inc. whose principal offices are at 300 Atlantic Street, Stamford, Connecticut 06901, (hereinafter collectively referred to as the "Administrator").

         PARENTAL GUARANTEE

         Warrantech Corporation, which is the parent of Warrantech Automotive, Inc., and whose address is 300 Atlantic St., Stamford, CT 06902 (referred to herein as "Guarantor"), herewith in consideration of the premises grants to American International Group, Inc. and its member insurance underwriting companies named on this General Agency Agreement (hereinafter collectively known as the "Company"), a guarantee of the performance under and the payment of liabilities incurred due to duties assumed by Warrantech Automotive, Inc. under this General Agency Agreement.

              Guarantor guarantees the following entities:

              1. All Guarantor's subsidiaries and affiliates which are or may become involved in the rendition of services in the warranty and/or insurance programs offered by Guarantor and/or its subsidiaries and/or affiliates through Company; and

              2. All third parties that provide services pursuant to the General Agency Agreement which Guarantor agrees to guarantee. All such entities shall be endorsed to this Agreement to indicate applicability of this guarantee.

              3. This shall be a continuing guarantee and regardless of the lack of notice or consent to new third-parties providing services pursuant to the General Agency Agreement, shall cover all new contracts which relate to the guarantee or, amendments, extensions, modifications, renewals, or waivers thereto. When Warrantech Automotive, Inc. utilizes a third party provider, it shall give notice within (30) thirty days pursuant to sub-paragraph 2.

         The Guarantor hereto stipulates to the fact the entities guaranteed are solvent at the time of execution of this guarantee and are able to perform their obligations under the aforesaid program(s) and to discharge their liabilities.

         By execution herewith and in consideration of the premises, Guarantor guarantees faithful and complete performance of the General Agency Agreement by all entities within the time set for thereon. Guarantor also guarantees payments of all damages, costs and expenses for which the entities may become liable with respect to the General Agency Agreement. Guarantor herewith waives all rights to notice of non-performance of or demand by Company except as provided hereinafter. This guarantee will remain in full force and effect despite any change, extension, release, substitution, or other modifications of the General Agency Agreement and all addenda of contracts for services covered herein.

         This Guarantee is unconditional and unlimited in duration. This guarantee is also absolute and granted in exchange for Company granting the within General Agency Agreement and in particular to waive the requirement for personal guarantees of payment and performance from Guarantor's directors and officers. Attached hereto is a certified copy of a resolution by the Board of Directors of Guarantor's authorizing the execution of this guarantee.

         By execution of this guarantee, Guarantor guarantees that it will supply all substitute services and perform all tasks otherwise required of the guaranteed parties and will provide any and all resources to enable Company to recover lost profits, dividends, income, rights, satisfaction of liability, damages, interest, indemnifications of and payment of all sums due, liabilities, claims, at any and all times, including but not limited to reasonable attorney's fees and costs incurred to recover on the guarantee.

         Upon default by any one or all of the entities guaranteed, Guarantor shall upon demand perform the contracts and pay all sums due and owing immediately. The obligations defaulted upon shall become the direct and primary obligations of Guarantor

         Company may demand payment of the guarantee in and at its headquarters at 70 Pine Street, New York, New York 10270 or may demand performance of this guarantee at the place and time set by Company pursuant to the General Agency Agreement.

         This guarantee shall not terminate unless and until the parties mutually agree to release each other, provisional upon the previous performance of all required, actions and payment of all sums due and owing Company. The termination shall affect only future liabilities. Company shall require no security to secure Guarantor's ability to perform its obligation under this guarantee. The amount of the guarantee shall be unlimited. All payments under the Guarantee shall go direct to Company and not to any intervening party. Guarantor shall have all the right to salvage and subrogation under the guarantee that the law provides. Guarantor shall not discharge any of liability except by performance or payment. This guarantee may be amended only by a writing executed by both parties. This guarantee may not be assigned by Guarantor or any successor in interest.

         Guarantor waives notice of acceptance, notice of nonpayment or protest and notice of protest with respect to the obligation covered. Company shall give notice of non-performance prior to any demand under the Guarantee. Company may give notice at any time to Guarantor. Guarantor waives any defense as to the timeliness of sufficiency of the notice.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in duplicate.

                    INSURANCE COMPANIES SUBSCRIBING THIS AGREEMENT




----------------             ------------------
    (Date)                        (Name)



                             ------------------
                                  (Title)



                             ------------------
                                  (Name)



                             ------------------
                                  (Title)


                             NEW HAMPSHIRE
                             INSURANCE COMPANY
                             --------------------
                             (Name of Company)



                             --------------------
                             (Address)

Subscribed and sworn to before me
________ of                  ____________, 19____

    My commission Expires:
                           -----------


                             --------------------
                             Notary Public

----------------             ------------------
    (Date)                        (Name)



                             ------------------
                                  (Title)



                             ------------------
                                  (Name)



                             ------------------
                                  (Title)



                             ILLINOIS NATIONAL
                             INSURANCE COMPANY
                             --------------------
                             (Name of Company)



                             --------------------
                             (Address)

Subscribed and sworn to before me
________ of                  __________, 19______

    My commission Expires:
                           -----------


                             --------------------
                             Notary Public

----------------             ------------------
    (Date)                        (Name)



                             ------------------
                                  (Title)



                             ------------------
                                  (Name)



                             ------------------
                                  (Title)


                             NATIONAL UNION FIRE
                             INS. COMPANY OF
                             LOUISIANA
                             -------------------
                             (Name of Company)



                             --------------------
                             (Address)

Subscribed and sworn to before me
________ of                  __________, 19______

    My commission Expires:
                           -----------


                             --------------------
                             Notary Public

----------------             ------------------
    (Date)                        (Name)



                             ------------------
                                  (Title)



                             ------------------
                                  (Name)



                             ------------------
                                  (Title)


                             AMERICAN HOME
                             INSURANCE COMPANY
                             --------------------
                             (Name of Company)



                             --------------------
                             (Address)

Subscribed and sworn to before me
________ of                  __________, 19______

    My commission Expires:
                           -----------


                             --------------------
                             Notary Public

                                FOR THE GENERAL AGENT




----------------             ------------------
    (Date)                        (Name)



                             ------------------
                                  (Title)



                             ------------------
                                  (Name)



                             ------------------
                                  (Title)



                             ------------------
                              (Name of Company)



                             ------------------
                                  (Address)

Subscribed and sworn to before me
________ of                  __________, 19____

    My commission Expires:
                           -----------


                             --------------------
                             Notary Public

[ADDENDUMS D,D-2, D-3 AND D-4 (39 PAGES) HAVE BEEN REDACTED IN THEIR ENTIRETY AND FILED SEPARATELY AS PART OF A CONFIDENTIALITY REQUEST WITH THE COMMISSION.]

                                                                      Addendum E
                                                                  April 11, 1996
                                                                     Page 1 of 7



                                      ADDENDUM E

                                 AUTOMOBILE WARRANTY

                     HOLD HARMLESS AND INDEMNIFICATION AGREEMENT
                                         FOR
                              CERTAIN BANKING AGREEMENTS

                      Effective this ___ day of __________, 1996
                                       BETWEEN

NEW HAMPSHIRE INSURANCE COMPANY, ILLINOIS NATIONAL INSURANCE COMPANY, AMERICAN HOME ASSURANCE COMPANY AND NATIONAL UNION FIRE INSURANCE COMPANY OF LOUISIANA of 70 Pine Street, New York, New York 10270 (hereinafter referred to as the "COMPANY"), and Warrantech Automotive, Inc. whose principal offices are at 300 Atlantic Street, Stamford, Connecticut 06901, (hereinafter collectively referred to as the "ADMINISTRATOR").

    WHEREAS, in connection with the performance of its duties pursuant to the General Agency Agreement (referred to as "this Agreement"), to which this Addendum E is attached and made a part thereof, the ADMINISTRATOR has received requests from FINANCIAL INSTITUTIONS, for the COMPANY to execute BANKING AGREEMENTS (hereinafter referred to as "BANKING AGREEMENTS");

    WHEREAS, it is desirable and necessary for the COMPANY to execute BANKING AGREEMENTS, in order that the insured products remain competitive in the marketplace; and

    WHEREAS, the BANKING AGREEMENTS require that COMPANY assume certain obligations which may exceed COMPANY'S obligation pursuant to the insurance policy

                                     WITNESSETH:

In consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows

I.  DEFINITIONS

    A. FINANCIAL INSTITUTION refers to the entities that finance the retail purchase price of SERVICE CONTRACTS

    B. BANKING AGREEMENT means an agreement with the financial institution regarding fulfillment of obligations of the issuer of the SERVICE CONTRACT pursuant to the insured SERVICE CONTRACTS, if the issuer fails to perform such obligations

    C. SERVICE CONTRACTS are the contracts purchased by the vehicle owner and which are insured by an insurance policy issued pursuant to Addendum A of this Agreement.

                                                                      Addendum E
                                                                  April 11, 1996
                                                                     Page 2 of 7

II. INDEMNIFICATION

ADMINISTRATOR agrees to indemnify and hold COMPANY harmless for any liability and/or obligations which the COMPANY incurs pursuant to a BANKING AGREEMENT executed by COMPANY related to business produced by ADMINISTRATOR, except for such liability as the COMPANY would have pursuant to the insurance policy issued in accordance with the terms and conditions of this Agreement, in the absence of the BANKING AGREEMENT.

III.     BANKING AGREEMENTS AFFECTED

    A. ADMINISTRATOR'S APPROVAL REQUIRED. COMPANY will only executed those BANKING AGREEMENTS which ADMINISTRATOR has requested that COMPANY execute. COMPANY will not execute any BANKING AGREEMENT with regards to policies issued pursuant to this Agreement, without the written request of ADMINISTRATOR.

    B. RIGHT TO REFUSE TO EXECUTE. COMPANY has the right to refuse to execute any BANKING AGREEMENT, for any reason.

IV. RIGHT OF OFFSET

COMPANY may offset any and all payments and liabilities owed to ADMINISTRATOR to collect any amounts due in connection with the indemnification and hold harmless provisions of this Addendum E.

V.  TERMINATION

    A. GENERAL AGENCY AGREEMENT TERMINATION. This Addendum E shall terminate at any time that the General Agency Agreement to which it is attached terminates, subject to the ongoing liabilities set out in paragraphs D and E of this Part V.

    B. ADMINISTRATOR. ADMINISTRATOR may terminate this Addendum E by giving ten (10) days written Notice.

    C. COMPANY. COMPANY may terminate Addendum E by giving ten (10) days written notice Company has the right to terminate.

    D. NOTIFICATION OF FINANCIAL INSTITUTIONS. ADMINISTRATOR is responsible for notifying each and every FINANCIAL INSTITUTION that the BANKING AGREEMENT is terminated and that COMPANY'S promises under such BANKING AGREEMENT is no longer in effect, and to provide proof of such notification to COMPANY. Nothing herein shall prevent COMPANY from notifying some or all the FINANCIAL INSTITUTIONS, however in the event that a FINANCIAL INSTITUTION is not notified, ADMINISTRATOR shall bear any and all resulting liability.

    E. ADMINISTRATOR'S CONTINUING OBLIGATION. After termination of this Addendum whether by ADMINISTRATOR or COMPANY the ADMINISTRATOR'S obligation shall continue as long as COMPANY may have any liability or obligation under any SERVICE CONTRACT issued during the time that a BANKING AGREEMENT was in effect for such SERVICE CONTRACT.

                                                                      Addendum E
                                                                  April 11, 1996
                                                                     Page 3 of 7


IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in duplicate.

                    INSURANCE COMPANIES SUBSCRIBING THIS AGREEMENT



    ----------------              ------------------
         (Date)                        (Name)


                                    VICE PRESIDENT
                                  ------------------
                                       (Title)



                                  ------------------
                                       (Name)


                                    VICE PRESIDENT
                                  ------------------
                                       (Title)

                             NEW HAMPSHIRE
                             INSURANCE COMPANY
                             --------------------
                             (Name of Company)


                             --------------------
                             (Address)

Subscribed and sworn to before me
________ of                  __________, 19______

    My commission Expires:
                           -----------


                             --------------------
                             Notary Public

                                                                      Addendum E
                                                                  April 11, 1996
                                                                     Page 4 of 7




    ----------------              ------------------
         (Date)                        (Name)


                                    VICE PRESIDENT
                                  ------------------
                                       (Title)



                                  ------------------
                                       (Name)


                                    VICE PRESIDENT
                                  ------------------
                                       (Title)



                             ILLINOIS NATIONAL
                             INSURANCE COMPANY
                             --------------------
                             (Name of Company)


                             --------------------
                             (Address)

Subscribed and sworn to before me
________ of                  ____________, 19_____

    My commission Expires:
                           -----------


                             --------------------
                             Notary Public

                                                                      Addendum E
                                                                  April 11, 1996
                                                                     Page 5 of 7




    ----------------              ------------------
         (Date)                        (Name)


                                    VICE PRESIDENT
                                  ------------------
                                       (Title)



                                  ------------------
                                       (Name)


                                    VICE PRESIDENT
                                  ------------------
                                       (Title)


                             AMERICAN HOME
                             INSURANCE COMPANY
                             --------------------
                             (Name of Company)


                             --------------------
                             (Address)

Subscribed and sworn to before me
________ of                  _________, 19 ______

    My commission Expires:
                           -----------


                             --------------------
                             Notary Public

                                                                      Addendum E
                                                                  April 11, 1996
                                                                     Page 6 of 7




    ----------------              ------------------
         (Date)                        (Name)


                                    VICE PRESIDENT
                                  ------------------
                                       (Title)



                                  ------------------
                                       (Name)


                                    VICE PRESIDENT
                                  ------------------
                                       (Title)


                             NATIONAL UNION FIRE
                             INS. COMPANY OF
                             LOUISIANA
                             -------------------
                             (Name of Company)


                             --------------------
                             (Address)

Subscribed and sworn to before me
________ of                  __________, 19______

    My commission Expires:
                           -----------


                             --------------------
                             Notary Public

                                                                      Addendum E
                                                                  April 11, 1996
                                                                     Page 7 of 7


                                FOR THE GENERAL AGENT




    ----------------              ------------------
         (Date)                        (Name)


                                       CHAIRMAN
                                  ------------------
                                       (Title)



                                  ------------------
                                       (Name)


                                       CHAIRMAN
                                  ------------------
                                       (Title)


                             WARRANTECH
                             AUTOMOTIVE
                             --------------------
                              (Name of Company)

                             300 ATLANTIC STREET
                             STAMFORD, CT 06901
                             --------------------
         (Address)

Subscribed and sworn to before me
________ of                  ____________, 19____

    My commission Expires:
                           -----------


                             --------------------
                             Notary Public

                                                                      Addendum F
                                                                  April 11, 1996
                                                                     Page 1 of 8


                                      ADDENDUM F

                                 AUTOMOBILE WARRANTY

                    GENERAL AMENDMENTS TO GENERAL AGENCY AGREEMENT

                              COMMISSION DETERMINATION


[PARAGRAPHS IA, IB(1), (2) AND (3) AND IIA HAVE BEEN REDACTED AND FILED SEPARATELY AS PART OF A CONFIDENTIALITY REQUEST WITH THE COMMISSION.]

                                                                      Addendum F
                                                                  April 11, 1996
                                                                     Page 2 of 8


[PARAGRAPHS IIB, C(1) AND (2), D AND E HAVE BEEN REDACTED AND FILED SEPARATELY AS PART OF A CONFIDENTIALITY REQUEST WITH THE COMMISSION.]



III TERMINATION OF THE GENERAL AGENCY AGREEMENT

    A Notwithstanding any other provision of the General Agency Agreement, the grace period with respect to any termination of the General Agency Agreement pursuant to the first paragraph of Article 20 (Termination) of the General Agency Agreement (which grace period is stated in such Article 20 to be one year) shall not end earlier than 18 months from the effective date of this Addendum F (the "Earliest Grace Date"). To the extent that such grace period would, by the terms of such Article 20, end after the Earliest Grace Date, this paragraph A shall have no effect.

    B During the 18 months from the effective date of Addendum F the Company shall have the unconditional right to terminate Administrator's ability to administer claims pursuant to the Termination provisions of Addendum B UNLESS (i) the ratio of losses incurred to earned premium as determined by the Company on the book of business administrated by Administrator is less than eighty percent (80%), (ii) Company terminated the General Agency Agreement pursuant to the first paragraph of Article 20. Termination, of the General Agency Agreement and (iii) the Administrator shall not, after the termination of the General Agency Agreement, have committed any act or acts that would constitute a basis for termination of the General Agency Agreement of Addendum B pursuant to the provisions of Article 20. Termination, of the General Agency Agreement other than the first paragraph thereof. If the conditions (i), (ii) and (iii) obtain, the effective date of termination of claims administration shall be no earlier than the day after the end of such 18 month period.

    C. It is understood and agreed that the purpose of the grace period is to permit Administrator to procure substitute insurers for the business covered by the General Agency Agreement as such business comes up for renewal. Accordingly, Administrator will use its best efforts to procure such substitute insurers as early as possible after notice of termination is given, and to the extent

                                                                      Addendum F
                                                                  April 11, 1996
                                                                     Page 3 of 8


         (but only to the extent) that such substitute insurers are in fact procured (e.g., in a given state or group of states or with respect to a given book of business), the Administrator's authority to bind new business on behalf of the Company shall terminate notwithstanding that the grace period has not yet expired.

    D. Except as expressly modified herein and in the major Agreement of even date herewith, all other termination provisions of the General Agency Agreement shall remain in full force and effect.


         [PARAGRAPH IVA AND B HAVE BEEN REDACTED AND FILED SEPARATELY AS PART OF A CONFIDENTIALITY REQUEST WITH THE COMMISSION.]


V.  AUDIT ISSUES

         The parties acknowledge that Company has recently conducted (1) a premium audit of Administrator and (2) an underwriting claims, and compliance audit of Administrator. So long as Administrator acts promptly to address the deficiencies identified in the foregoing audits to the reasonable satisfaction of the Company. Company agrees that such audits will not be asserted as bases for termination for cause of the General Agency Agreement.

                                                                      Addendum F
                                                                  April 11, 1996
                                                                     Page 4 of 8


IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in duplicate.

                    INSURANCE COMPANIES SUBSCRIBING THIS AGREEMENT



    ----------------         ------------------
         (Date)                     (Name)

                               VICE PRESIDENT
                             ------------------
                                     (Title)

                             NEW HAMPSHIRE
                             INSURANCE COMPANY
                             --------------------
                             (Name of Company)


                             --------------------
                             (Address)

Subscribed and sworn to before me
________ of                  ___________, 19______

    My commission Expires:
                           -----------


                             --------------------
                             Notary Public

                                                                      Addendum F
                                                                  April 11, 1996
                                                                     Page 5 of 8





    ----------------              ------------------
         (Date)                        (Name)


                                    VICE PRESIDENT
                                  ------------------
                                       (Title)



                                  ------------------
                                       (Name)


                                    VICE PRESIDENT
                                  ------------------
                                       (Title)


                             ILLINOIS NATIONAL
                             INSURANCE COMPANY
                             --------------------
                             (Name of Company)


                             --------------------
                             (Address)

Subscribed and sworn to before me
________ of                  __________, 19______

    My commission Expires:
                           -----------


                             --------------------
                             Notary Public

                                                                      Addendum F
                                                                  April 11, 1996
                                                                     Page 6 of 8




    ----------------              ------------------
         (Date)                        (Name)


                                    VICE PRESIDENT
                                  ------------------
                                       (Title)



                                  ------------------
                                       (Name)


                                    VICE PRESIDENT
                                  ------------------
                                       (Title)


                             AMERICAN HOME
                             INSURANCE COMPANY
                             --------------------
                             (Name of Company)


                             --------------------
                             (Address)

Subscribed and sworn to before me
________ of                  ____________, 19____

    My commission Expires:
                           -----------


                             --------------------
                             Notary Public

                                                                      Addendum F
                                                                  April 11, 1996
                                                                     Page 7 of 8




    ----------------              ------------------
         (Date)                        (Name)


                                    VICE PRESIDENT

                                  ------------------
                                       (Title)



                                  ------------------
                                       (Name)


                                    VICE PRESIDENT
                                  ------------------
                                       (Title)


                             NATIONAL UNION FIRE INS.COMPANY OF
                             LOUISIANA
                             -------------------
                             (Name of Company)


                             --------------------
                             (Address)

Subscribed and sworn to before me
________ of                  ____________, 19____

    My commission Expires:
                           -----------


                             --------------------
                             Notary Public

                                                                      Addendum F
                                                                  April 11, 1996
                                                                     Page 8 of 8


                                FOR THE GENERAL AGENT




    ----------------              ------------------
         (Date)                        (Name)


                                        CHAIRMAN
                                  ------------------
                                       (Title)



                                  ------------------
                                       (Name)


                                       CHAIRMAN
                                  ------------------
                                       (Title)


                             WARRANTECH
                             AUTOMOTIVE
                             --------------------
                               (Name of Company)

                             300 ATLANTIC STREET
                             STAMFORD, CT 06901
                             --------------------
                             (Address)

Subscribed and sworn to before me
________ of                  __________, 19______

    My commission Expires:
                           -----------


                             --------------------
                             Notary Public